Q2 2017 Investor Presentation

This presentation contains various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 about Renasant Corporation (“Renasant”) that are subject to risks and uncertainties. Congress passed the Private Securities Litigation Reform Act of 1995 in an effort to encourage companies to provide information about their anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects a company from unwarranted litigation if actual results are different from management expectations. Forward-looking statements include information concerning our future financial performance, business strategy, projected plans and objectives. These statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control. In addition, these forward- looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” and “could,” are generally forward-looking in nature and not historical facts. You should understand that the following important factors, in addition to those discussed elsewhere in this presentation as well as in reports we file with the Securities and Exchange Commission, could cause actual results to differ materially from those expressed in such forward-looking statements: (i) our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations, including with respect to our proposed business combination between Renasant and Metropolitan BancGroup, Inc. discussed in more detail in this presentation; (ii) the timing of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iii) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (iv) the financial resources of, and products available to, competitors; (v) changes in laws and regulations, including changes in accounting standards; (vi) changes in regulatory policy; (vii) changes in the securities and foreign exchange markets; (viii) our potential growth, including our entrance or expansion into new markets, and the need for sufficient capital to support that growth; (ix) changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (x) an insufficient allowance for loan losses as a result of inaccurate assumptions; (xi) general market or business conditions; (xii) changes in demand for loan products and financial services; (xiii) concentration of credit exposure; (xiv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; and (xv) other circumstances, many of which are beyond management‟s control. Our management believes the forward-looking statements about us are reasonable. However, you should not place undue reliance on them. Any forward-looking statements in this presentation are not guarantees of future performance. They involve risks, uncertainties and assumptions, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements. Many of the factors that will determine these results are beyond our ability to control or predict. We disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section.

More than 170 banking, lending, financial services and insurance offices 3 Western 29% Northern 22% Eastern 27% Central 22% Portfolio Loans* [CATEG ORY NAME] 46% Northern 12% Eastern 25% Central 17% Total Deposits* *As of March 31, 2016

4 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

Nashville Memphis TENNESSEE Tupelo Jackson MISSISSIPPI Birmingham Huntsville Montgomery Atlanta GEORGIA ALABAMA Source: SNL Financial 5 Financial Highlights Assets $3.59 Billion Gross Loans $2.28 Billion Deposits $2.69 Billion

Market Expansion Experience Since 2010

2010

FDIC-Assisted Transaction:
Crescent Bank and Trust
Jasper, GA
Assets: $1.0 billion

De novo expansion:
- ✓ Columbus, MS

2011

FDIC-Assisted Transaction:
American Trust Bank
Roswell, GA
Assets: $145 million

Trust Acquisition:
RBC (USA) Trust Unit
Birmingham, AL
Assets: $680 million

De novo expansion:
- ✓ Montgomery, AL
- ✓ Starkville, MS
- ✓ Tuscaloosa, AL

2012

De novo expansion:
- ✓ Maryville, TN
- ✓ Jonesborough, TN

2013

Whole Bank Transaction:
First M&F Corporation
Kosciusko, MS
Assets: $1.6 billion

De novo expansion:
- ✓ Bristol, TN
- ✓ Johnson City, TN

2015

Whole Bank Transaction:
Heritage Financial Group, Inc.
Albany, GA
Assets: $1.8 billion

2016

Whole Bank Transaction:
KeyWorth Bank
Atlanta, GA
Assets: $390 million

2017

Whole Bank Transaction Announcement:
Metropolitan BancGroup
Ridgeland, MS
Assets: $1.2 billion

De novo expansion:
- ✓ Mobile, AL

RENASANT CORPORATION

6

Over 175 banking, lending, financial services and insurance offices 7 Assets $8.8 billion Gross Loans $6.2 billion Deposits $7.2 billion Highlights* *As of March 31, 2016

Merger of Renasant Corporation and Metropolitan BancGroup, Inc. January 17, 2017 8

(1) Based on RNST‟s closing price of $38.77 as of January 17, 2017 (2) Aggregate value includes the value of options which will be cashed out at closing (3) Transaction multiples on per share basis using financial data as of and for the year ending December 31, 2016 Consideration Implied Price per Share Aggregate Transaction Value Transaction Multiples (3) Options Management and Board of Directors Due Diligence Termination Fee Required Approvals Expected Closing  100% stock  Fixed exchange ratio of 0.6066x shares of RNST common stock for each share of Metropolitan common stock  $23.52 (1)  $190.2 million (2)  Price / Tangible Book: 201.5%  Price / 2016 Earnings: 25.5x  Core Deposit Premium: 14.4%  Metropolitan options will be cashed out  Metropolitan’s CEO and other key executives will maintain senior positions with RNST  One Metropolitan director will be appointed to the Renasant board  Completed  $6.8 million  Customary regulatory approval (all of which have now been received); Metropolitan shareholder approval  Early third quarter 2017 9

 Metropolitan BancGroup, Inc. is co-headquartered in Memphis, TN and Ridgeland, MS (Jackson, MS MSA)  Approximately 70% of loans in Tennessee; 30% of loans in Mississippi  8 banking offices in key metropolitan markets: • Memphis, TN (2) • Nashville, TN (2) • Jackson, MS (4)  Targeted focus on meeting the needs of small commercial, middle market and private clients  Organic growth strategy – “talent centric, branch lite” As of December 31, 2016 Total assets: $1.2 billion Efficiency Ratio: 67.8% Total deposits: $888 million ROAA: 0.69% TCE/TA: 7.54% ROAE: 8.11% $348 $411 $483 $564 $653 $743 $918 $200 $400 $600 $800 $1,000 $1.4 $3.2 $3.1 $3.9 $5.2 $6.3 $7.1 $0.0 $2.0 4. $6.0 $8.0 Gross Loans ($mm) Net Income ($mm) 10

 Strategically Advantageous • Further enhances Renasant’s Memphis and Nashville, TN and Jackson, MS market presence • Complementary cultures and business model • Ability to leverage Metropolitan’s management experience in market • Ability to expand Metropolitan’s current relationships with more comprehensive services  Financially Attractive • Accretive to first full year earnings per share (excluding transaction costs; completed common stock offering completed in December 2016) • Approximately 2.9% dilutive to tangible book value at closing with an earnback of less than 3.0 years • Estimated IRR exceeds internal rate of return guidelines • Realistic cost saving assumption based on market overlap and past acquisition experience (approximately 37.5% of non- interest expense) • Pro forma regulatory ratios remain above “well capitalized” guidelines • Transaction more than offsets the projected earnings impact of crossing the $10 billion threshold  Lower risk opportunity • Key management of Metropolitan to remain with Renasant • Extensive due diligence process completed • Conservative credit culture with solid asset quality • Manageable asset size and branch network • Complementary business lines that are easily integrated • Track record of 6 successfully integrated acquisitions over the last 9 years 11

GEORGIA ALABAMA TENNESSEE FLORIDA MISSISSIPPI Atlanta Montgomery Auburn Tupelo Huntsville Birmingham Jackson Albany Gainesville Ocala Memphis Nashville Knoxville Johnson City Savannah 55 59 65 10 10 95 75 75 75 20 20 40 65 24 40 16 59 75 12 Pro Forma Franchise RNST Branches Metropolitan Branches Olive Branch Collierville Horn Lake Germantown West Memphis Pleasant Hill MISSISSIPPI TENNESSEE Memphis Fisherville Bartlett Cayce Victoria 240 55 240 40 40 385 64 64 61 385 55 Nashville Gallatin Pegram Belle Meade Ashland City Rural Hill Mount Juliet Forest Hills Lakewood Goodlettsville Millersville Smyrna Franklin La Vergne Nolensville Brentwood 24 24 40 40 65 65 386 440 31E Jackson Clinton Pearl Ridgeland Guide Hazelhurst Hoodtown Crystal Springs Raymond Florence Utica Edwards Fannin 20 20 55 55 220 49 Sloan Memphis MSA Nashville MSA Jackson MSA

Assumptions • Loan Mark • Credit: Approximately 1.2% of gross loans • Cost Savings • Approximately 37.5% (75% realization rate in 2017; 100% in 2018 and thereafter) • Pre-Tax Merger Expenses • Approximately $22.6 million (1) • Core Deposit Intangible • 1.5%, 10 year amortization • Other purchase accounting marks are non- material • Revenue enhancements identified, none assumed in projections • Estimated closing in early 3Q 2017 Attractive Returns • Immediately accretive to EPS (excluding transaction costs; including common stock offering completed in December 2016 and the projected impact of crossing $10 billion asset threshold) • Transaction more than offsets the projected earnings impact of crossing the $10 billion threshold • Approximately 2.9% dilutive to tangible book value per share at closing with an earnback period of less than 3.0 years • Estimated IRR in excess of our internal guidelines Pro Forma Capital • Pro forma capital ratios are expected to remain well in excess of “well capitalized” minimums at close • Pro forma TCE ratio of approximately 8.5% at close (1) Includes property lease and fixed asset costs of $9.7 million, employment-related costs of $5.3 million, professional fees of $4.1 million and IT and other costs of $3.5 million 13

14 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

• Managed deposit mix by emphasizing core deposit growth while allowing higher-priced, non-core deposits to erode • Significantly paid down high- cost borrowings • Restructured asset mix by redeploying excess cash levels into higher yielding investments and loans • Loan demand will drive deposit/funding growth going forward ($ in millions) 15 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Total Assets Deposits

($ in millions) 2011 2012 2013 2014 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Not Acquired $2,242 $2,573 $2,886 $3,268 $3,830 $4,075 $4,292 $4,526 $4,711 $4,834 Acquired Covered* $339 $237 $182 $143 $93 $45 $42 $30 $0 $0 Acquired Not Covered - - $813 $577 $1,490 $1,453 $1,631 $1,549 $1,489 $1,402 Total Loans $2,581 $2,810 $3,881 $3,988 $5,413 $5,573 $5,965 $6,105 $6,200 $6,236 • Loans not acquired increased $124M or 11% (annualized) during 1Q17 • Company maintained strong pipelines throughout all markets which will continue to drive further loan growth  Loss-share agreements with FDIC were terminated in 4Q16 $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Not Acquired Acquired Covered Acquired ($ in thousands) 16 *Covered loans are subject to loss-share agreements with FDIC

 At March 31, 2017, loans totaled $6.2B  78% Not Acquired  22% Acquired Const 7% Land Dev 3% 1-4 Family 31% Non Owner Occupied 26% Owner Occupied 19% C&I 12% Consumer 2% 17

18 Acquisition, Development & Construction (ADC) and Commercial Real Estate (CRE) C&D and CRE Loan Concentration Levels 82% 83% 87% 91% 82% 81% 66% 0% 20% 40% 60% 80% 100% 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 265% 258% 267% 277% 251% 231% 227% 0% 50% 100% 150% 200% 250% 300% 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q 16 1Q 17 ADC Loans as a Percentage of Risk Based Capital CRE Loans (Construction & Perm) as a Percentage of Risk Based Capital

DDA 9% Other Int Bearing Accts 26% Time Deposits 37% Borrowed Funds 28% 4Q 2008 Cost of Funds 2.81% $3.28B Non Interest DDA 21% Other Int Bearing Accts 54% Time Deposits 22% Borrowed Funds 3% 1Q 2017 $7.4B Cost of Funds .43% - 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Non Interest Bearing Demand Deposits ($ in thousands) • Non-interest bearing deposits represent 22% of deposits, up from 12% at year end 2008 • Less reliance on borrowed funds Borrowed funds as a percentage of funding sources declined from 28% at year end 2008 to 3% at the end of 1Q17 19

Net Interest Income and Net Interest Margin



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Yield/Cost
Margin
2012 2013 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17
Yield on Earning Assets
Cost of Funds
Margin

($ in thousands)	2012	2013	2014	1Q15	2Q15	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17
Net Interest Income	$133,338	$157,133	$202,482	$48,781	$51,614	$68,612	$72,351	$70,054	$77,157	$75,731	$78,049	$74,015
Net Interest Margin	3.94%	3.96%	4.12%	4.02%	4.17%	4.09%	4.33%	4.21%	4.29%	4.15%	4.24%	4.01%
Yield on Earning Assets	4.67%	4.53%	4.59%	4.45%	4.57%	4.42%	4.65%	4.57%	4.66%	4.54%	4.66%	4.43%
Cost of Funds	0.72%	0.57%	0.47%	0.43%	0.41%	0.33%	0.32%	0.37%	0.38%	0.40%	0.42%	0.43%

RENASANT CORPORATION

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25% 6% 33% 9% 16% 11% 1Q17 $32M* Svc Chgs Insurance Mtg Inc Wealth Mgmt Fees & Comm Other • Diversified sources of noninterest income Less reliant on NSF • Opportunities for growing Non Interest Income Expansion of Trust Division Wealth Management Services into larger, metropolitan markets Expansions within our de novo operations Expansion of the Mortgage Division within new markets Fees derived from higher penetration and usage of debit cards and deposit charges *Non interest income excludes gains from securities transactions and gains from acquisitions 39% 6% 11% 5% 27% 12% 1Q08 $14M* Svc Chgs Insurance Mtg Inc Wealth Mgmt Fees & Comm Other - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Non Interest Income* ($ in thousands) 21

• Continued focus on managing noninterest expenses and improving efficiency • Provided resources for eight de novo expansions since 2011 • Fluctuations in mortgage loan expense driven by higher mortgage production • Incurred merger related expenses during 2011, 2013, 2014, 2015, 2016 and 1Q17 22 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% 80.00% 85.00% 90.00% 2011 2012 2013 2014 2015 2016 1Q17 Efficiency Ratio* Efficiency Ratio ex. Mortgage* *Excludes debt extinguishment penalties, amortization of intangibles, loss share termination charges and merger-related expenses from noninterest expense and profit (loss) on sales of securities and gains on acquisitions from noninterest income Note: See slides 38 and 39 for reconciliation of Non-GAAP disclosure to GAAP

23 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

 Not acquired NPAs approaching pre-credit cycle levels.  Loss-share agreements with FDIC were terminated in Q4 2016 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 Non-Acquired Acquired Covered Acquired Not Covered As a percentage of total assets 24 Not Acquired Acquired Not Covered NPL’s $14.8M $20.4M ORE $5.1M $16.3M Total NPA’s $19.9M $36.7M

*Ratios excludes loans and assets acquired in connection with the recent acquisitions or loss share transactions 0.00% 50.00% 100.00% 150.00% 200.00% 250.00% 300.00% 350.00% 400.00% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 ($)Provision for Loan Losses ($)Net Charge Offs Coverage Ratio* • Net charge-offs totaled .09% in Q1 2017 • Provision for loan losses totaled $1.5 million in Q1 2017 Allowance for Loan Losses as % of Non-Acquired Loans* 2010 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2.07% 1.98% 1.72% 1.65% 1.29% 1.29% 1.23% 1.17% 1.11% 1.05% 1.03% 1.01% 0.91% 0.89% 25 ($ i n t h ou san d s)

$0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 2011 2012 2013 2014 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 NPLs 30-89 Days Strong Credit Quality Metrics NPLs and Early Stage Delinquencies (30-89 Days Past Due Loans)* • NPL‟s to total loans were 0.31% as of March 31, 2017 26 *Ratios excludes loans and assets acquired in connection with recent acquisitions or loss-share transactions ($ i n t h ou san d s)

27 Enhance Profitability Capitalize on Opportunities Aggressively Manage Problem Credits Build Capital Ratios • Focus on highly-accretive acquisition opportunities • Leverage existing markets • Seek new markets • New lines of business • Selective balance sheet growth • Maintain dividend • Prudently manage capital • Identify problem assets and risks early • Quarantine troubled assets • Superior returns • Revenue growth / Expense control • Net interest margin expansion / mitigate interest rate risk • Loan growth • Core deposit growth

4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 8.00% 8.50% 9.00% 9.50% 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 Tangible Common Equity Ratio* Renasant Capital 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16 1Q17 Tangible Common Equity* 7.35% 7.71% 6.64% 7.52% 7.54% 7.52% 7.80% 8.03% 9.00% 9.16% Leverage 9.44% 9.86% 8.68% 9.53% 9.16% 9.19% 9.18% 9.38% 10.59% 10.39% Tier 1 Risk Based 13.32% 12.74% 11.41% 12.45% 11.51% 11.38% 11.56% 11.57% 12.86% 12.93% Total Risk Based 14.58% 14.00% 12.58% 13.54% 12.32% 12.17% 12.31% 13.84% 15.03% 15.11% Tier 1 Common Equity N/A N/A N/A N/A 9.99% 9.88% 10.13% 10.16% 12.86% 12.93% • Maintained dividend throughout economic downturn • Regulatory capital ratios are above the minimum for well-capitalized classification • Capital level positions the Company for future growth and geographic expansion • Did not participate in the TARP program • Raised $98.2M of subordinated notes in Q3 2016 • Raised $84.1M of common equity in Q4 2016 28 * See slide 37 for reconciliation of Non-GAAP disclosure to GAAP

29 Dividends Per Share – Annual Payout $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 20 0 4 20 0 5 20 0 6 20 0 7 20 0 8 20 0 9 20 1 0 20 1 1 20 1 2 20 1 3 20 1 4 20 1 5 20 1 6 Consistent and Strong Dividend $0.00 $0.02 $0.04 $0.06 $0.08 $0.10 $0.12 $0.14 $0.16 $0.18 $0.20 1Q14 3Q14 1Q15 3Q15 1Q16 3Q16 1Q17 Dividends Per Share – Quarterly Payout

30  $8.8B franchise well positioned in attractive markets in the Southeast  Announced merger with Metropolitan BancGroup, Inc. will add $1.2B in assets, $888M in deposits and $918M in loans  Strategic focus on expanding footprint • Acquisition • De Novo • New lines of business  Opportunity for further profitability improvement  Organic loan growth  Core deposit growth  Revenue growth  Declining credit costs  Strong capital position  Consistent dividend payment history

Appendix 31

12.4% 0.3% 0.5% 1.5% 1.0% 17.3% 6.2% 7.1% 0.9% 0.0% 5.0% 10.0% 15.0% 20.0% Ch am be rs Je ffe rs on Le e M ad iso n M on tg om er y M or ga n Sh elb y Ta lla de ga Tu sc al oo sa  Merger with Heritage Financial Group, Inc. (Nasdaq: HBOS), which closed on July 1, 2015, added approximately $90.0 million in loans, $141 million in deposits and 9 branches  Opened Commercial Loan Production Office and Mortgage Production Office in Mobile, AL in Q1 2017  Honda, Hyundai, Mercedes-Benz increasingly large presence  UAB Hospital, located in Birmingham, is the largest state government employer in Alabama with a workforce of approximately 18,000. Montgomery Huntsville Birmingham 32 Deposit Market Share by County – Top 5 Presence in 4 of 9 counties 3 5 4 2 Deposit Market Share Rank 16 17 10 14 14 Alabama Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/16 RNST Branches Deposits Market Rank Institution ($mm) Share Branches 1 Regions Financial Corp. $22,587 22.68% 231 2 Banco Bilbao Vizcaya Argentaria SA 15,356 15.42 88 3 Wells Fargo & Co. 8,978 9.01 139 4 ServisFirst Bancshares Inc. 3,993 4.01 11 5 BB&T Corp. 3,991 4.01 86 6 Synovus Financial Corp. 3,967 3.98 38 7 Cadence Bancorp LLC 3,072 3.08 26 8 PNC Financial Services Group Inc. 2,967 2.98 69 9 Trustmark Corp. 1,326 1.33 38 10 Bryant Bank 1,198 1.20 14 16 Renasant Corp. 908 0.91 18

Jacksonville Miami Tallahassee Tampa Orlando RNST Branches 10 10 95 Gainesville Ocala  Entered the Florida market through the acquisition of HBOS  Moved into FL with 8 full-services branches along I-75  Opened Mortgage Production Offices in Destin and Jacksonville Q1 2017  Florida has the fourth largest economy in the United States  The unemployment rate in Florida is 4.90%, with job growth of 1.71%. Future job growth over the next ten years is predicted to be 38.52%. 33 Deposit Market Share by County – Top 5 Presence in 0 of 3 counties Deposit Market Share Rank 10 Florida Deposit Market Share 6 11 Source: SNL Financial Deposit data as of 6/30/16 2.2% 2.5% 2.0% 0.0% 1.0% 2.0% 3.0% 4.0% Alachua Columbia Marion Deposits Market Rank Institution ($mm) Share Branches 1 Bank of America Corp. $102,957 19.18% 573 2 Wells Fargo & Co. 79,086 14.73 648 3 SunTrust Banks Inc. 48,251 8.99 484 4 JPMorgan Chase & Co. 28,837 5.37 397 5 TIAA Board of Overseers 18,934 3.53 12 6 Regions Financial Corp. 18,817 3.51 347 7 BB&T Corp. 17,509 3.26 322 8 Citigroup Inc. 16,531 3.08 54 9 BankUnited Inc. 14,951 2.79 96 10 Raymond James Financial Inc. 14,241 2.65 1 129 Renasant Corp. 226 0.04 8 4

 Entered the North GA market through two FDIC loss share transactions  12 full-service locations  Expanded services include mortgage and wealth management personnel  Grew GA presence by completing acquisition of Heritage Financial Group, Inc. ($1.7 billion in assets)  Added 20 full-service branches and 4 mortgage offices  Significantly ramps up our mortgage division  Enhanced GA presence by acquisition of KeyWorth Bank ($399 million in assets), which closed on April 1, 2016  Approximately $284 million in loans, $347 million in deposits, and 4 full-service branches  Company‟s Small Business Administration, Middle Market Commercial and Asset Based Lending teams are headquartered in Atlanta, GA. 34 Deposit Market Share by County – Top 5 Presence in 10 of 22 counties 5 6 9 7 Deposit Market Share Rank 4 25 1 12 13 3 Georgia Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/16 4 11 15 22 2 16 2 4 13 Atlanta Savannah Albany 11.6% 7.2% 1.3% 12.4% 0.5% 4.9% 0.0% 20.7% 0.4% 21.4% 26.9% 2.2% 0.3% 0.9% 25.6% 10.8% 2.2% 0.0% 13.3% 9.1% 1.1% 15.4% 0.0% 8.0% 16.0% 24.0% 32.0% Ap plin g Bar tow Bib b Bul loc h Ch ath am Ch ero kee Cob b Coo k DeK alb Do ugh erty Eff ing ham For syt h Ful ton Gw inn ett Jeff Da vis Lee Low nde s Mu sco gee Pic ken s Tat tna ll Tro up Wo rth 4 2 20 RNST Branches Deposits Market Rank Institution ($mm) Share Branches 1 SunTrust Banks Inc. $49,481 19.94% 243 2 Wells Fargo & Co. 35,245 14.21 278 3 Bank of America Corp. 32,878 13.25 172 4 Synchrony Financial 22,707 9.15 1 5 Synovus Financial Corp. 13,788 5.56 116 6 BB&T Corp. 12,369 4.99 157 7 Regions Financial Corp. 5,868 2.37 129 8 United Community Banks Inc. 5,348 2.16 70 9 Bank of the Ozarks Inc. 4,031 1.62 73 10 Royal Bank of Canada 3,434 1.38 2 18 Renasant Corp. 1,739 0.70 37 Macon

35 Deposit Market Share by County – Top 5 Presence in 24 of 27 counties 6 1  Entered the Columbus, MS market in November 2010 and opened an office in Starkville, home of Mississippi State University, during late Q3 ‟11  City of Tupelo/Lee County – Recently completed a $12 million aquatic center and a $4 million expansion of the Elvis Presley Birthplace and Museum  City of Oxford – Construction of a new $300 million, 200+ bed hospital  MS markets continue to benefit from the investment of Yokohama Tire Corporation, Toyota and Nissan as well as their related suppliers  Announced merger with Metropolitan BancGroup, Inc. will improve market share in Madison, Rankin and Copiah Counties 5 2 4 2 3 4 3 Deposit Market Share Rank 2 3 4 1 5 5 1 4 5 1 4 2 7 3 3 2 2 10 Mississippi Deposit Market Share Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/16 RNST Branches Tupelo Jackson 6.5% 49.2% 8.6% 30.6% 5.0% 47.2% 23.0% 7.7% 16.8% 0.6% 11.8%10.9% 41.5% 9.0% 6.8% 25.4% 10.3% 4.4% 26.4% 9.3% 26.0%27.6% 4.4% 8.5%8.7% 28.3% 20.6% 0.0% 15.0% 30.0% 45.0% 60.0% Alc orn Atta la Boli var Cal hou n Chi cka saw Cho ctaw Cla y Des oto Gre nad a Hin ds Hol mes Lafa yett e Lee Low nde s Mad ison Mo nro e Mo ntg ome ry Nes hob a Okt ibbe ha Pan ola Pon toto c Pre ntis s Ran kin Tish om ingo Uni on Win ston Yal obu sha Deposits Market Rank Institution ($mm) Share Branches 1 Regions Financial Corp. $7,043 13.91% 134 2 Trustmark Corp. 6,618 13.07 125 3 BancorpSouth Inc. 5,440 10.74 98 4 Hancock Holding Co. 3,029 5.98 40 5 Renasant Corp. 2,999 5.92 70 6 Community Bancshares of Mississippi Inc. 2,174 4.29 35 7 BancPlus Corp. 2,111 4.17 59 8 Citizens National Banc Corp. 1,095 2.16 26 9 Planters Holding Co. 899 1.78 19 10 BankFirst Capital Corp. 805 1.59 17

 Our Tennessee Operations  The Knoxville/Maryville MSA location opened in late Q2 „12  East Tennessee operations currently have 4 full-service branches, $255 million in loans and $111 million in deposits  New lending teams added in both Memphis and Nashville during 2013  New Healthcare Lending Group added in Nashville during 2015  Economic development and site selector magazine Business Facilities named Tennessee its 2014 “State of the Year” pointing to its emphasis on infrastructure and educations supportive to companies‟ growth.  In 2013, Nashville ranked No. 5 on Forbes‟ list of the Best Places for Business and Careers. 36 Deposit Market Share by County – Top 5 Presence in 1 of 8 counties Deposit Market Share Rank 3 11 15 13 17 9 Tennessee Deposit Market Share 12 22 Source: SNL Financial Green highlighting denotes top 5 deposit market share in respective county Deposit data as of 6/30/16  In 2015, Business Facilities‟ 11Annual Rankings report named Nashville the number one city for Economic Growth Potential.  Nashville ranks third in the country based on the rate of growth of the gross metropolitan product, or GMP.  As of 2014, Memphis was the home of three Fortune 500 companies: FedEx (no. 63), International Paper (no. 107), and AutoZone (no. 306).  Announced merger with Metropolitan BancGroup, Inc. will improve market share in Williamson, Davidson and Shelby Counties Nashville Knoxville Memphis RNST Branches 40 2.4% 11.3% 1.1% 1.2% 0.6% 1.5% 2.5% 0.5% 0.0% 3.0% 6.0% 9.0% 12.0% Bl ou nt Cr oc ke tt Da vi ds on Sh elb y Su lli va n Su m ne r W as hi ng to n W ill iam so n Deposits Market Rank Institution ($mm) Share Branches 1 First Horizon National Corp. $19,774 14.29% 152 2 Regions Financial Corp. 17,748 12.82 236 3 SunTrust Banks Inc. 13,436 9.71 138 4 Bank of America Corp. 10,929 7.90 57 5 Pinnacle Financial Partners Inc. 8,297 5.99 45 6 U.S. Bancorp 2,941 2.12 104 7 BB&T Corp. 2,419 1.75 49 8 Franklin Financial Network Inc. 2,365 1.71 14 9 FB Financial Corp 2,316 1.67 48 10 Wells Fargo & Co. 1,941 1.40 19 23 Renasant Corp. 835 0.60 15

37 Tangible Common Equity Reconciliation of Non-GAAP Disclosures

38 Reconciliation of Non-GAAP Disclosures Efficiency Ratio

39 Efficiency Ratio (Excluding Mortgage) Reconciliation of Non-GAAP Disclosures

This communication is being made in respect of a proposed merger transaction between Metropolitan BancGroup, Inc. (“Metropolitan”) and Renasant. In connection with the proposed merger, Renasant filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement for Metropolitan, which also constitutes a definitive prospectus for Renasant, on May 3, 2017, and may file other relevant documents concerning the proposed merger. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY INVESTMENT DECISION, METROPOLITAN INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE DEFINITIVE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENASANT, METROPOLITAN AND THE PROPOSED MERGER. The definitive proxy statement/prospectus was mailed to stockholders of Metropolitan on or about May 3, 2017. Investors may also obtain copies of the definitive proxy statement/prospectus and other relevant documents filed by Renasant (when they become available) free of charge at the SEC‟s website (www.sec.gov). In addition, documents filed with the SEC by Renasant will be available free of charge from Kevin Chapman, Chief Financial Officer, Renasant Corporation, 209 Troy Street, Tupelo, Mississippi 38804-4827, telephone: (662) 680-1450. 40

E. Robinson McGraw Chairman and Chief Executive Officer Kevin D. Chapman Executive Vice President and Chief Financial Officer 209 TROY STREET TUPELO, MS 38804-4827 PHONE: 1-800-680-1601 FACSIMILE: 1-662-680-1234 WWW.RENASANT.COM WWW.RENASANTBANK.COM 41